SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         Date of Report: August 2, 2004



                             Medis Technologies Ltd.
             (Exact name of Registrant as specified in its charter)


            Delaware                 0-30391                13-3669062
    (State of incorporation)   (Commission File No.)      (IRS Employer
                                                         Identification No.)

                                805 Third Avenue
                            New York, New York 10022
                    (Address of principal executive offices)


                  Registrant's telephone number: (212) 935-8484






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Item 5. Other Events and Regulation FD Disclosure.

On August 2, 2004, Medis Technologies Ltd. issued a press release announcing the response that Robert K. Lifton, Chairman and CEO of Medis, had written to the Editor of Barron's regarding the article that appeared in Barron's Magazine dated August 2, 2004. A copy of the press release is being furnished as Exhibit
99.1 to this report and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired: None

(b) Pro Forma Financial Information: None

(c) Exhibits:

         Exhibit Number             Description of Exhibit

         99.1                       Press Release dated August 2, 2004



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2004


                             MEDIS TECHNOLOGIES LTD.



                             By:    /s/ Robert K. Lifton
                             ----------------------------------------
                             Name:  Robert K. Lifton
                             Title: Chief Executive Officer